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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 21, 1999, except as to Note 9 which is as of September 22, 1999, relating to the consolidated financial statements which appears in Verilink Corporation's Annual Report on Form 10-K for the year ended June 27, 1999.

PRICEWATERHOUSECOOPERS LLP
San Jose, California
September 30, 1999